                                                                    Exhibit 99.4

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                                  SERIES 2003-B
                           PORTFOLIO SUPPLEMENT TO THE
                             TITLING TRUST AGREEMENT

                          HARCO LEASING COMPANY, INC.,
                       AS GRANTOR AND INITIAL BENEFICIARY,

                         BANK ONE, NATIONAL ASSOCIATION,
        AS GENERAL INTEREST TRUSTEE AND SERIES 2003-B PORTFOLIO TRUSTEE,

                                       AND

                            BANK ONE DELAWARE, INC.,
                               AS DELAWARE TRUSTEE

                          DATED AS OF OCTOBER 31 , 2003


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

                                TABLE OF CONTENTS

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                                                                                ----
ARTICLE IX DEFINITIONS AND CERTAIN OTHER MATTERS ...............................   2
Section 9.1    Definitions .....................................................   2
Section 9.2    Rights in Respect of the Series 2003-B Portfolio Interest .......   2

ARTICLE X CREATION OF THE SERIES 2003-B PORTFOLIO INTEREST .....................   3
Section 10.1   Creation of the Series 2003-B Portfolio Interest. ...............   3
Section 10.2   Subsequent Additions to the Series 2003-B Portfolio Interest ....   4
Section 10.3   Re-allocation of Series 2003-B Portfolio Assets .................   4
Section 10.4   Issuance and Form of the Series 2003-B Portfolio Certificate ....   5
Section 10.5   Actions and Filings .............................................   5
Section 10.6   Representations and Warranties of the Titling Trustees ..........   5

ARTICLE XI MISCELLANEOUS PROVISIONS ............................................   7
Section 11.1   Amendment, Etc. .................................................   7
Section 11.2   Assignment of Series 2003-B Portfolio Certificate ...............   8
Section 11.3   Governing Law ...................................................   8
Section 11.4   Notices .........................................................   8
Section 11.5   Severability of Provisions ......................................   9
Section 11.6   Counterparts ....................................................   9
Section 11.7   Successors and Assigns ..........................................   9
Section 11.8   Headings ........................................................   9
Section 11.9   Effect of Series 2003-B Portfolio Supplement on Titling
               Trust Agreement and Titling Trust Documents .....................   9
Section 11.10  Series Liability ................................................  10
Section 11.11  Authorization to Enter into Related Agreements ..................  10

EXHIBITS:

EXHIBIT A Series 2003-B Portfolio Certificate .................................. A-1

                                       -i-

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                                  SERIES 2003-B
                           PORTFOLIO SUPPLEMENT TO THE
                             TITLING TRUST AGREEMENT

     SERIES 2003-B PORTFOLIO SUPPLEMENT TO THE TITLING TRUST AGREEMENT (as amended from time to time, this "Series 2003-B Portfolio Supplement"), dated as of October 31, 2003, among HARCO LEASING COMPANY, INC., a Delaware corporation, as Grantor and Initial Beneficiary ("Harco Leasing"), BANK ONE, NATIONAL ASSOCIATION, a national banking association (formerly known as First National Bank of Chicago) as General Interest Trustee (in such capacity, together with any successor or permitted assign, the "General Interest Trustee"), BANK ONE DELAWARE, INC., a Delaware corporation (formerly known as First Chicago Delaware, Inc.) (in such capacity, together with any successor or permitted assign, the "Delaware Trustee") and BANK ONE, NATIONAL ASSOCIATION, as Portfolio Trustee with respect to the Series 2003-B Portfolio Interest (in such capacity, together with any successor or permitted assign, "Series 2003-B Portfolio Trustee").

                                    RECITALS

     WHEREAS, Harco Leasing, the General Interest Trustee and the Delaware Trustee have entered into the Titling Trust Agreement, dated as of April 15, 1999, pursuant to which the Titling Trust has been formed for the purpose of taking assignments and conveyances of, holding in trust and dealing in, various Titling Trust Assets.

     WHEREAS, the Titling Trust, Harco Leasing, the Collateral Agent, and the Servicer, have entered into the Origination and Servicing Agreement dated as of April 15, 1999, as amended and as may be amended from time to time in accordance with its terms (the "Titling Trust Servicing Agreement"), which provides for, among other things, the servicing of the Titling Trust Assets by the Servicer.

     WHEREAS, the Titling Trust Agreement contemplates that, from time to time, the General Interest Trustee, on behalf of the Titling Trust and at the direction of the Requisite GI Holder, will designate and account for separately on the Titling Trust's books and records certain Titling Trust Assets as Portfolio Assets and allocate such Portfolio Assets to any Portfolio Interest, which shall constitute an undivided beneficial ownership interest in such Portfolio Assets.

     WHEREAS, the parties hereto desire to supplement the terms of the Titling Trust Agreement to cause the General Interest Trustee to designate and account for separately certain Titling Trust Assets, allocate such Titling Trust Assets to a Portfolio Interest, create and issue to Harco Leasing, the sole GI Holder, a Portfolio Interest Certificate that evidences such Portfolio Interest, and to set forth the terms and conditions thereof.

     WHEREAS, concurrently herewith, pursuant to the Lease Purchase Agreement, Harco Leasing is selling to Navistar Financial, without recourse, all of Harco Leasing's right, title and interest in and to such Portfolio Interest and Portfolio Interest Certificate.

     WHEREAS, concurrently with the sale of such Portfolio Interest and Portfolio Interest Certificate by Harco Leasing to Navistar Financial, pursuant to the Purchase Agreement, Navistar Financial is selling to NFRRC, without recourse, all of Navistar Financial's right, title and interest in and to such Portfolio Interest and Portfolio Interest Certificate.

     WHEREAS, concurrently with the sale of such Portfolio Interest and Portfolio Interest Certificate by Navistar Financial to NFRRC, pursuant to the Pooling Agreement, NFRRC is selling to the Issuer, without recourse, all of NFRRC's right, title and interest in and to such Portfolio Interest and Portfolio Interest Certificate.

     WHEREAS, concurrently with the sale of such Portfolio Interest and Portfolio Interest Certificate by NFRRC to the Issuer, the Issuer will issue the Series 2003-B Notes pursuant to the Indenture collateralized by, among other things, the Issuer's interest in such Portfolio Interest and Portfolio Interest Certificate.

     WHEREAS, the parties desire to supplement the terms of the Titling Trust Agreement insofar as they apply to such Portfolio Interest and such Portfolio Interest Certificate to make further specific provisions to benefit such Portfolio Interest Certificate and the parties to and the beneficiaries of the Indenture, all as generally contemplated by the Titling Trust Agreement.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and in the Titling Trust Agreement, the parties hereto agree to the following supplemental obligations and provisions with regard to such Portfolio Interest:

                                   ARTICLE IX
                      DEFINITIONS AND CERTAIN OTHER MATTERS

     Section 9.1 Definitions. For all purposes of this Series 2003-B Portfolio Supplement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them by Appendix A to the Pooling Agreement, dated as of October 31, 2003, between Navistar Financial 2003-B Owner Trust and Navistar Financial Retail Receivables Corporation, or if not defined therein, then as defined in Appendix A to the Titling Trust Agreement (as defined in the Pooling Agreement);

          (b) the rules of construction set forth in Part II of Appendix A to the Pooling Agreement shall be applicable to this Series 2003-B Portfolio Supplement; and

          (c) any reference herein to the "General Interest Trustee, acting on behalf of the Titling Trust," or words of similar import, shall be deemed to mean the General Interest Trustee, acting on behalf of the Titling Trust and all beneficiaries thereof.

     Section 9.2 Rights in Respect of the Series 2003-B Portfolio Interest. Each Holder of the Series 2003-B Portfolio Certificate (including the Indenture Trustee on behalf of the Noteholders under the Indenture) is a third-party beneficiary of the Titling Trust Agreement and this Series 2003-B Portfolio Supplement, insofar as they apply to the Series 2003-B Portfolio Interest and the holder of the Series 2003-B Portfolio Certificate. Therefore, to that extent, references in the Titling Trust Agreement to the ability of any "Holder of a Portfolio Interest Certificate," "assignee of a Portfolio Interest Certificate" or the like to take any action in respect of the Series 2003-B Portfolio Certificate shall be deemed to refer to the Indenture Trustee acting at its own instigation or upon the instructions of the Noteholders as set forth in the Indenture.

                                   ARTICLE X
                CREATION OF THE SERIES 2003-B PORTFOLIO INTEREST

     Section 10.1 Creation of the Series 2003-B Portfolio Interest.

          (a) Pursuant to Section 3.2(a) of the Titling Trust Agreement, Harco Leasing, as the Requisite GI Holder, hereby directs the General Interest Trustee to designate and account for separately or cause to designate and account for separately on the books and records of the Titling Trust a separate portfolio of Titling Trust Assets, which shall be accounted for and held in trust independently from all other Titling Trust Assets, and which shall be known as the "Series 2003-B Portfolio Assets." Such Series 2003-B Portfolio Assets shall initially be the Retail Leases more particularly described on the Schedule of Retail Leases attached to the Initial LPA Assignment delivered to NFC and the General Interest Trustee pursuant to Section 4.02(c)(i) of the Lease Purchase Agreement, along with all Related Titling Trust Assets with respect to such Retail Leases. Based upon their designation and allocation by the General Interest Trustee, the General Interest Trustee hereby designates and accounts for separately as the Series 2003-B Portfolio Assets the portfolio of such Titling Trust Assets, and each such Titling Trust Asset shall be identified on the books and accounts of the Titling Trust as, or belonging to, the Series 2003-B Portfolio Assets.

          (b) Also pursuant to Section 3.2(a) of the Titling Trust Agreement, the General Interest Trustee hereby creates a Portfolio Interest, which shall be known as the "Series 2003-B Portfolio Interest." The Series 2003-B Portfolio Interest shall represent a specific divided beneficial interest solely in the Series 2003-B Portfolio Assets.

          (c) Pursuant to Section 2.4(c) of the Titling Trust Agreement, Harco Leasing, as the initial holder of the Series 2003-B Portfolio Certificate, hereby appoints Bank One, National Association, as the Series 2003-B Portfolio Trustee for the Series 2003-B Portfolio Assets. Bank One, National Association hereby accepts its appointment as the Series 2003-B Portfolio Trustee for the Series 2003-B Portfolio Assets and agrees to act as the Portfolio Trustee for the benefit of the Holder of the Series 2003-B Portfolio Certificate in accordance with the terms of the Titling Trust Agreement and this Supplement (the "Series 2003-B Portfolio Trustee").

          (d) Notwithstanding any prior termination of this Series 2003-B Portfolio Supplement, each of Navistar Financial pursuant to the Lease Purchase Agreement, NFRRC pursuant to the Purchase Agreement, the Issuer pursuant to the Pooling Agreement, and the Indenture Trustee pursuant to the Indenture by accepting the Series 2003-B Portfolio Certificate (or a pledge thereof), hereby covenants and agrees that it shall not, prior to the date which is one year and a day after which all obligations under each Permitted Financing have been paid in full, acquiesce, petition or otherwise invoke, or join any other Person in acquiescing, petitioning or otherwise invoking, against the Titling Trust or any Special Purpose Entity, any proceeding in court or with any governmental authority for the purpose of (i) commencing or sustaining a case against the Titling Trust or such Special Purpose Entity under any federal or state bankruptcy, insolvency or similar law, or (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of all or any substantial part of the respective property of the Titling Trust or such Special Purpose Entity, or (iii) ordering the winding up or liquidation of the affairs of the Titling Trust or such Special Purpose Entity.

          (e) Except as otherwise provided in the Titling Trust Agreement, each of Navistar Financial, pursuant to the Lease Purchase Agreement, NFRRC, pursuant to the Purchase Agreement, the Issuer, pursuant to the Pooling Agreement and the Indenture Trustee, pursuant to the Indenture, by accepting the Series 2003-B Portfolio Certificate, hereby release all Claims to the Titling Trust Assets allocated to the General Interest and to each Portfolio Interest other than the Series 2003-B Portfolio Interest whether then or thereafter created and, in the event that such release is not given effect, to fully subordinate all Claims it may be deemed to have against the Titling Trust Assets allocated to the General Interest and each Portfolio Interest other than the Series 2003-B Portfolio Interest whether then or thereafter created.

          (f) Each Titling Trustee (including the Series 2003-B Portfolio Trustee upon its execution and delivery of this Series 2003-B Portfolio Supplement) and Grantor acknowledge that the Series 2003-B Portfolio Assets will be subject to a first priority lien in favor of the Collateral Agent pursuant to the Collateral Agency Agreement and any amendments or supplements thereto.

     Section 10.2 Subsequent Additions to the Series 2003-B Portfolio Interest. Harco Leasing, as the Requisite GI Holder, hereby directs the General Interest Trustee, as of each Lease Purchase Date under the Lease Purchase Agreement, subject to the satisfaction of the conditions set forth in Sections 4.02 and
4.03 of the Lease Purchase Agreement, to cause those Retail Leases more particularly described on the Schedule of Retail Leases attached to the Subsequent LPA Assignment dated as of such Lease Purchase Date and delivered to NFC and the General Interest Trustee pursuant to Section 4.02(c)(i) of the Lease Purchase Agreement, along with the Related Titling Trust Assets with respect to such Retail Leases, to be (i) designated and accounted for separately on the books and records of the Titling Trust from among all those Titling Trust Assets then owned by the General Interest Trustee on behalf of the Titling Trust and not allocated to, or reserved for allocation to, any other Portfolio Interest, acquired by the General Interest Trustee on behalf of the Titling Trust (but not yet allocated to, or reserved for allocation to, any other specific Portfolio Interest) and (ii) allocated on such Lease Purchase Date (but effective as of the relevant Cutoff Date) to the Series 2003-B Portfolio Interest as additional Series 2003-B Portfolio Assets.

     Section 10.3 Re-allocation of Series 2003-B Portfolio Assets. If any Retail Lease becomes a Warranty Receivable or an Administrative Receivable and is repurchased by NFC or NFRRC or any other Person in accordance with the Basic Documents, the Holder of the Series 2003-B Portfolio Certificate shall instruct the General Interest Trustee to, and the General Interest Trustee shall re-allocate such Retail Lease and the related Series 2003-B Portfolio Assets to an appropriate Portfolio Interest or to the General Interest, subject to the terms and conditions of the Titling Trust Agreement and this Series 2003-B Portfolio Supplement.

     Section 10.4 Issuance and Form of the Series 2003-B Portfolio Certificate.

          (a) The Series 2003-B Portfolio Interest shall be initially represented by the Series 2003-B Portfolio Certificate. The Series 2003-B Portfolio Certificate shall be substantially in the form of Exhibit A attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Series 2003-B Portfolio Supplement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Titling Trust Agreement, be directed by Harco Leasing, as Requisite GI Holder. Any portion of the Series 2003-B Portfolio Certificate may be set forth on the reverse thereof, in which case the following reference to the portion of the text on the reverse shall be inserted on the face thereof, in relative proximity to and prior to the signature of a Responsible Officer of the General Interest Trustee executing such certificate:

                  "Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place."

The Series 2003-B Portfolio Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith and with the Titling Trust Agreement, be determined by Harco Leasing, as Requisite GI Holder. The Series 2003-B Portfolio Certificate will initially be registered in the name of the Indenture Trustee.

     Section 10.5 Actions and Filings. Harco Leasing, as the Grantor, and the General Interest Trustee will undertake all other and future actions and activities as may be deemed necessary by the Servicer to perfect (or evidence) and confirm the foregoing allocations of the Series 2003-B Portfolio Assets to the Series 2003-B Portfolio Interest, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any Basic Document; provided, however, that in no event will Harco Leasing, as the Grantor, or the General Interest Trustee be required to take any action to perfect any interest that may be held in Titling Trust Assets not allocated to the Series 2003-B Portfolio Interest. Harco Leasing, as the Grantor, hereby irrevocably makes and appoints each of the General Interest Trustee and the Servicer, and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of Harco Leasing (which appointment is coupled with an interest and is irrevocable) with power to file on behalf of Harco Leasing any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section 10.5.

     Section 10.6 Representations and Warranties of the Titling Trustees. Each Titling Trustee (as to itself) hereby makes the following representations and warranties as of the date hereof:

          (a) The General Interest Trustee and the Series 2003-B Portfolio Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; the eligibility requirements set forth in Section 5.11 of the Titling Trust Agreement are satisfied with respect to it. The Delaware Trustee is a corporation validly existing and in good standing under the laws of its jurisdiction of organization.

          (b) It has full power, authority and legal right to execute, deliver and perform its obligations under the Titling Trust Agreement and this Series 2003-B Portfolio Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of the Titling Trust Agreement and this Series 2003-B Portfolio Supplement.

          (c) The execution, delivery and performance by it of the Titling Trust Agreement and this Series 2003-B Portfolio Supplement (i) shall not violate any provision of any law or regulation governing the banking, trust or corporate powers (as appropriate) of such Titling Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to such Titling Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of such Titling Trustee, and (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Titling Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on such Titling Trustee's performance or ability to perform its duties as trustee under the Titling Trust Agreement or this Series 2003-B Portfolio Supplement or on the transactions contemplated in the Titling Trust Agreement and this Series 2003-B Portfolio Supplement.

          (d) The execution, delivery and performance by such Titling Trustee of the Titling Trust Agreement and this Series 2003-B Portfolio Supplement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the corporate trust activities of Titling Trustee.

          (e) The Titling Trust Agreement and this Series 2003-B Portfolio Supplement have been duly executed and delivered by such Titling Trustee and constitutes the legal, valid and binding agreements of such Titling Trustee, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (f) The office where such Titling Trustee keeps its records concerning the transactions contemplated hereby is located at: (i) in the case of the General Interest Trustee and the Series 2003-B Portfolio Trustee, the Corporate Trust Office, and (ii) in the case of the Delaware Trustee, the Delaware Office (as defined in the Titling Trust Agreement).

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

     Section 9.1 Amendment, Etc.

          (a) Subject to Section 11.1(b) and Section 11.1(c), each of this Series 2003-B Portfolio Supplement and the Titling Trust Agreement, as supplemented by this Series 2003-B Portfolio Supplement, may be amended from time to time by a written amendment duly executed and delivered by the Titling Trustees and the Grantor.

          (b) Notwithstanding Section 7.1 of the Titling Trust Agreement, each of this Series 2003-B Portfolio Supplement and the Titling Trust Agreement, as supplemented by this Series 2003-B Portfolio Supplement (to the extent that it deals solely with the Series 2003-B Portfolio Interest and the Series 2003-B Portfolio Assets), may be amended, supplemented or modified without the consent of the Holder of the Series 2003-B Portfolio Certificate (i) to cure any ambiguity, (ii) to correct or supplement any provision in the Titling Trust Agreement or this Series 2003-B Portfolio Supplement that may be defective or inconsistent with any other provision in the Titling Trust Agreement, this Series 2003-B Portfolio Supplement or any other Basic Document, (iii) to add or supplement any credit enhancement for the benefit of the Noteholders of any class or the Certificateholders provided that if any such addition shall affect any class of Noteholders or the Certificateholders differently than any other class of Noteholders or the Certificateholders, respectively, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of Noteholders or the Certificateholders, (iv) add to the covenants, restrictions or obligations of Harco Leasing or any Titling Trustee or (v) add, change or eliminate any other provision of the Titling Trust Agreement or this Series 2003-B Portfolio Supplement in any manner that shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of Noteholders or the Certificateholders.

          (c) Each of this Series 2003-B Portfolio Supplement and the Titling Trust Agreement, as supplemented by this Series 2003-B Portfolio Supplement (to the extent that it deals solely with the Series 2003-B Portfolio Interest and the Series 2003-B Portfolio Assets) may also be amended, supplemented or modified from time to time with the consent of the Indenture Trustee, the consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date and the consent of Certificateholders whose Certificates evidence not less than a majority of the ownership interest in the Trust as of the close of the preceding Distribution Date (which consents shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Notes or Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Series 2003-B Portfolio Supplement, or of modifying in any manner the rights of the Holder of the Series 2003-B Portfolio Interest; provided, however, that no such amendment shall (i)(a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Security, the Interest Rate for any class of Notes or the Specified Reserve Account Balance or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Securities then outstanding or (ii) amend any provision of the Titling Trust Agreement or this Series 2003-B Portfolio Supplement which requires actions taken under such provision to have the consent of Noteholders whose Notes evidence greater than a majority of the Outstanding Amount of the Controlling Class as of the preceding Distribution Date or of the Holders of Certificates evidencing greater than a majority of the ownership interest in the Trust as of the preceding Distribution Date, in each case without the consent of the Indenture Trustee and the numbers of Securityholders described in such Section.

          (d) Prior to the execution of any such amendment or consent, the Grantor shall furnish written notification to the Rating Agencies of the substance of such amendment or consent as provided to the Grantor.

          (e) Promptly after the execution of any such amendment or consent, the Grantor shall furnish written notification of the substance of such amendment or consent to each Certificateholder and to each Noteholder of the substance of such amendment or consent.

          (f) It shall not be necessary for the consent of Securityholders to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

          (g) Notwithstanding any other provision of this Agreement, if the consent of the Swap Counterparty is required pursuant to the Swap Counterparty Rights Agreement, any such purported amendment shall be null and void ab initio unless the Swap Counterparty consents in writing to such amendment.

     Section 11.2 Assignment of Series 2003-B Portfolio Certificate. The parties to this Series 2003-B Portfolio Supplement hereby acknowledge and consent to (a) the sale and assignment by Harco Leasing of all of its right, title and interest in the Series 2003-B Portfolio Assets and the Series 2003-B Portfolio Certificate to Navistar Financial pursuant to the Lease Purchase Agreement, (b) the sale and assignment by Navistar Financial of all of its right, title and interest in the Series 2003-B Portfolio Assets and the Series 2003-B Portfolio Certificate to NFRRC pursuant to the Purchase Agreement, (c) the sale and assignment by NFRRC of all of its right, title and interest in the Series 2003-B Portfolio Assets and the Series 2003-B Portfolio Certificate to the Issuer pursuant to the Pooling Agreement, and (d) the pledge, assignment and grant of a security interest by the Issuer in all of its right, title and interest in the Series 2003-B Portfolio Assets and the Series 2003-B Portfolio Certificate to the Indenture Trustee pursuant to the Indenture.

     Section 11.3 Governing Law. This Series 2003-B Portfolio Supplement shall be created under and governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflicts of laws.

     Section 11.4 Notices. The notice provisions of Section 8.03 of the Titling Trust Agreement and Appendix B thereto shall apply equally to this Series 2003-B Portfolio Supplement. All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under this Series 2003-B Portfolio Supplement or the

Titling Trust Agreement to be made upon, given or furnished to or filed with the Series 2003-B Portfolio Trustee shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt at the Corporate Trust Office of the Series 2003-B Portfolio Trustee.

     Section 11.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Series 2003-B Portfolio Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Series 2003-B Portfolio Supplement and shall in no way affect the validity or enforceability of the other provisions of this Series 2003-B Portfolio Supplement or of the Series 2003-B Portfolio Certificate or the rights of the holder thereof. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Series 2003-B Portfolio Supplement invalid or unenforceable in any respect.

     Section 11.6 Counterparts. This Series 2003-B Portfolio Supplement may be executed by the parties hereto in separate counterparts (and by different parties on separate counterparts), each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     Section 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Grantor, the Titling Trustees and the Holder of the Series 2003-B Portfolio Certificate and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Holder of a Series 2003-B Portfolio Certificate shall bind the successors and assigns of such Holder.

     Section 11.8 Headings. The headings of the various Articles and Sections herein are for purposes of reference only and shall not affect the meaning or interpretation of any provision hereof.

     Section 11.9 Effect of Series 2003-B Portfolio Supplement on Titling Trust Agreement and Titling Trust Documents.

          (a) Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Titling Trust Agreement; and
(ii) the provisions set forth herein shall operate either as additions to or modifications of the obligations of the parties under the Titling Trust Agreement, as the context may require. In the event of any conflict between the provisions of this Series 2003-B Portfolio Supplement and the Titling Trust Agreement with respect to the Series 2003-B Portfolio Interest, the provisions of this Series 2003-B Portfolio Supplement shall prevail.

          (b) For purposes of determining the parties' obligations under this Series 2003-B Portfolio Supplement with respect to the Series 2003-B Portfolio Interest, general references in the Titling Trust Agreement to: (i) a Portfolio Interest shall be deemed to refer more specifically to the Series 2003-B Portfolio Interest; and (ii) a Portfolio Supplement shall be deemed to refer more specifically to this Series 2003-B Portfolio Supplement.

          (c) In the event of any conflict between the provisions of this Series 2003-B Portfolio Supplement or the Titling Trust Agreement with the provisions of any of the other Basic Documents, the provisions of the other Basic Documents shall prevail, except as to any provision of this Series 2003-B Portfolio Supplement or the Titling Trust Agreement setting forth the rights or obligations of any Titling Trustee which shall prevail over any conflicting provision in the Basic Documents.

     Section 11.10 Series Liability. Each party hereto acknowledges and agrees that (a) the Series 2003-B Portfolio Interest is a separate series of the Titling Trust as provided by Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801 et seq., (b) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Series 2003-B Portfolio Interest shall be enforceable only against the Series 2003-B Portfolio Assets, and not against any other Portfolio Assets or the General Portfolio, (c) except to the extent required by law or specified in the Titling Trust Agreement or in this Series 2003-B Portfolio Supplement, Portfolio Assets with respect to any Portfolio Interest (other than the Series 2003-B Portfolio Interest) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Series 2003-B Portfolio Interest in respect of such claim, and (d) no creditor or holder of a claim relating to Titling Trust Assets allocated to the Series 2003-B Portfolio Interest shall be entitled to maintain any action against or recover any Titling Trust Assets allocated to the General Interest or any other Portfolio Interest.

     Section 11.11 Authorization to Enter into Related Agreements. The Titling Trust is authorized to enter into and perform its obligations under the Servicing Agreement and the Collateral Supplement.

                                     * * * *

          IN WITNESS WHEREOF, Harco Leasing, the General Interest Trustee, the Delaware Trustee and the Series 2003-B Portfolio Trustee have caused this Series 2003-B Portfolio Supplement to be duly executed by their respective officers as of the day and year first above written.

                                 HARCO LEASING COMPANY, INC.,
                                 as Grantor and Requisite GI Holder

                                 By: _________________________________
                                 Name: Andrew J. Cederoth
                                 Title: Vice President and Treasurer

                                 BANK ONE, NATIONAL ASSOCIATION,
                                 as General Interest Trustee and Series 2003-B Portfolio Trustee

                                 By: _________________________________
                                 Name:
                                 Title:

                                 BANK ONE DELAWARE, INC.,
                                 as Delaware Trustee

                                 By: _________________________________
                                 Name:________________________________
                                 Title:_______________________________

                                                                       EXHIBIT A

                            NAVISTAR LEASING COMPANY

                       SERIES 2003-B PORTFOLIO CERTIFICATE

     evidencing an undivided beneficial ownership interest in all Series 2003-B Portfolio Assets (as defined below).

     (This Certificate does not represent an obligation of, or an interest in, Harco Leasing Company, Inc., International Truck and Engine Corporation, Navistar Financial Corporation, Navistar Financial Retail Receivable Corporation or any of their respective affiliates.)

Number PI - 200_- _

     THIS CERTIFIES THAT THE BANK OF NEW YORK, in its capacity as indenture trustee, is the registered owner of a nonassessable, fully-paid, undivided beneficial ownership interest in the Series 2003-B Portfolio Assets (such interest, a "Series 2003-B Portfolio Interest"), of NAVISTAR LEASING COMPANY, a Delaware statutory trust (the "Titling Trust") formed by Harco Leasing Company, Inc., a Delaware corporation ("Harco Leasing"), as grantor, Bank One, National Association, a national banking association, as general interest trustee (the "General Interest Trustee"), Bank One Delaware Inc., a Delaware corporation, as Delaware trustee (the "Delaware Trustee"), and Bank One, National Association, as Portfolio Trustee (the "Series 2003-B Portfolio Trustee"). Harco Leasing in its capacity as grantor thereunder, and together with any successors or permitted assigns, shall be referred to herein as the "Grantors." The Titling Trust was created pursuant to a Trust Agreement dated as of July 25, 1997, as amended and restated by the certain Trust Agreement, dated as of October 1, 1997, as further amended and restated by that certain Trust Agreement dated as of April 15, 1999 (as amended, the "Titling Trust Agreement"), as supplemented by the Series 2003-B Portfolio Supplement, dated as of October 31, 2003 (the "Series 2003-B Portfolio Supplement" and together with the Titling Trust Agreement, the "Agreement"), now among Harco Leasing as the sole beneficiary (in such capacity, and together with any successors or permitted assigns, the "Initial Beneficiary"), the General Interest Trustee, the Delaware Trustee and the Series 2003-B Portfolio Trustee. A summary of certain of the pertinent portions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms herein have the meanings set forth in the Agreement.

     This Certificate is the duly authorized certificate issued under the Agreement and designated as the "SERIES 2003-B PORTFOLIO INTEREST CERTIFICATE" (the "Series 2003-B Portfolio Certificate"). This Series 2003-B Portfolio Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Series 2003-B Portfolio Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also to be issued under the Agreement are various series of Certificates, each designated as "NAVISTAR LEASING COMPANY PORTFOLIO INTEREST CERTIFICATES" (the "Portfolio Interest Certificates" and, together with the Series 2003-B Portfolio Certificates and the General Interest Certificates, the "Certificates"). The Series 2003-

B Portfolio Certificate will evidence a separate undivided beneficial ownership interest in a separate Portfolio Interest (as defined below).

     The property of the Titling Trust includes, or will include, (a) cash; (b) Leases of Leased Vehicles; (c) the Leased Vehicles and all proceeds thereof, including (i) the Disposition Proceeds of the Leased Vehicles and (ii) each Certificate of Title of a Leased Vehicle; (d) all of Grantors' rights (but not their obligations) with respect to any Lease or Leased Vehicle, including the right to proceeds arising from all repurchase obligations, if any, relating to any Lease or Leased Vehicle; (e) all of Navistar Financial's and Grantor's Dealer Agreement Rights; (f) any proceeds of any Insurance Policy; (g) any rights of the lessor with respect to any security deposit relating to a Lease in accordance with the terms of the Lease; (h) all of the Titling Trust's rights under any Servicing Agreement and (i) all proceeds of any of the foregoing (such assets, the "Titling Trust Assets"). From time to time, certain of the Titling Trust Assets have been and will be identified and accounted for independently within the Titling Trust as one or more separate portfolios (such assets, "Portfolio Assets"). The beneficial interest in each such group of Portfolio Assets shall constitute a separate "divided beneficial ownership interest" ("Portfolio Interest") in the portion of the Titling Trust comprised of such Portfolio Assets.

     Pursuant to the Series 2003-B Portfolio Supplement, various Titling Trust Assets (the "Series 2003-B Portfolio Assets") were, and may, from time to time, be, designated and accounted for separately on the records of the Titling Trust as and into a separate Portfolio Interest (the "Series 2003-B Portfolio Interest"). The rights of the Holder of this Certificate to the proceeds of the Series 2003-B Portfolio Assets are and will be further set forth in the Agreement.

     This Certificate does not represent an obligation of, or an interest in, the Grantor, the Initial Beneficiary, the General Interest Trustee, the Delaware Trustee or the Series 2003-B Portfolio Trustee, or any of their respective Affiliates. This Certificate evidences an undivided beneficial ownership interest in the Series 2003-B Portfolio Assets, all to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the General Interest Trustee or the Delaware Trustee, and at such other places, if any, designated by the General Interest Trustee, by the Holder hereof upon request.

     The Series 2003-B Portfolio Interest shall be a separate series of the Titling Trust as provided in Section 3806(b)(2) of the Delaware Statutory Trust Act. As such, separate and distinct records shall be maintained for each series of the Titling Trust and the assets of the Titling Trust associated with each series shall be held and accounted for separately from the other assets of the Titling Trust. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Series 2003-B Portfolio Interest or the related Series 2003-B Portfolio Assets shall be enforceable against such Series 2003-B Portfolio Assets only, and not against the assets of the Titling Trust generally or against the General Trust Assets or any other Portfolio Assets. Except to the extent required by law or specified in this Agreement, the Series 2003-B Portfolio Interest shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the General Interest or the General Interest Trustee, or any other Portfolio Interest or Portfolio Trustee. No creditor or holder of a claim relating to assets allocated to the Series 2003-B Portfolio Interest shall be entitled to maintain any action against or recover any assets allocated to the General Interest or any other Portfolio Interest in respect of such claim (whether or not such assets were General Trust Assets at any time since such claim arose). By accepting this Certificate, the Holder hereof waives any Claim to any assets of the Titling Trustees and to all of the Titling Trust Assets from time to time included within the General Interest and each other Portfolio Interest as General Trust Assets and/or other Portfolio Assets and those proceeds or assets derived from or earned by such General Trust Assets and/or Portfolio Assets.

     By accepting this Certificate, the Holder hereof hereby covenants and agrees that it shall not, prior to the date which is one year and a day after which all obligations under each Permitted Financing have been paid in full, acquiesce, petition or otherwise invoke, or join any other Person in acquiescing, petitioning or otherwise invoking, against the Titling Trust or any Special Purpose Entity, any proceeding in court or with any governmental authority for the purpose of (i) commencing or sustaining a case against such Titling Trust or Special Purpose Entity under any federal or state bankruptcy, insolvency or similar law, or (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of all or any substantial part of the respective property of such Titling Trust or Special Purpose Entity, or (iii) ordering the winding up or liquidation of the affairs of such Titling Trust or Special Purpose Entity.

     This Certificate and/or the Agreement may be amended by written agreement between the Requisite GI Holder and the General Interest Trustee with any consent of the Holder hereof required by the Agreement. If the consent of the Holder of this Certificate is required, any such consent shall be conclusive and binding on the Holder hereof and on all future Holders hereof and of any Certificate issued upon the permitted Transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

     Prior to due presentation of this Certificate for registration of a permitted Transfer, the Titling Trustees shall regard the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and the Titling Trustees shall not be bound by any notice to the contrary; provided, that the Holder may enter into agreements with any Person with respect to the exercise of any of its rights as Holder of this Certificate. Except as provided in the Agreement, neither Titling Trustees nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Titling Trust created thereby shall terminate upon the unanimous written agreement of all of the Holders of Certificates. Notwithstanding the foregoing, in no event shall the Titling Trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of all officers of the Delaware Trustee living on the date of the Agreement.

     Unless this Certificate shall have a certificate of authentication attached, executed by a Responsible Officer of the General Interest Trustee, by manual or facsimile signature, this Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

                                     * * * *

          IN WITNESS WHEREOF, the General Interest Trustee on behalf of the Titling Trust and not in its individual capacity has caused this Series 2003-B Portfolio Certificate to be duly executed.

Dated: October 31, 2003                     NAVISTAR LEASING COMPANY


                                            Bank One, National Association,
                                            as General Interest Trustee

                                            By: ____________________________
                                                     Authorized Officer


            GENERAL INTEREST TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is the Series 2003-B Portfolio Certificate referred to in the within-mentioned Agreement.

Bank One, National Association,
as General Interest Trustee

By:__________________________________
Authorized Officer